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 T. ROWE PRICE
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State Tax-Free Income Trust
   New York Tax-Free Money Fund

 Supplement to prospectus dated July 1, 1998
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 Effective March 1, 1999, the footnote to Table 1 on page 2 of the Prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:


 /a/To limit the money fund's expenses, T. Rowe Price has entered into several agreements with the fund to waive its fees and bear any expenses to the extent they would cause the fund's ratio of expenses to average net assets to exceed 0.55%. The first agreement was from March 1, 1995 to February 28, 1997; the second from March 1, 1997 to February 28, 1999; and the third from March 1,1999 to February 28, 2001. Subject to shareholder approval, fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 1999 (for the first agreement), February 28, 2001 (for the second agreement), or February 28, 2003 (for the third agreement), or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without this expense limitation, it is estimated that the money fund's management fee and total expense ratio would have been 0.42% and 0.66%, respectively.


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 The date of this supplement is March 1, 1999.
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                                                                  C04-041 3/1/99
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